EXHIBIT 4.1
COMMON STOCK
PAR VALUE $5.00
Certificate Number
ZQ 000000
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA AND JERSEY CITY, NJ
INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
NEWBRIDGE BANCORP
GREENSBORO, N.C.
THIS CERTIFIES THAT
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. SAMPLE & MRS. SAMPLE &**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
CUSIP 65080T 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND
0620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600 620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares***600620**Shares****600620**Shares** **60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****60 0620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620* *Shares****600620**Shares****600620**Shares****600620**Shares****6006 20**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****60 0620**S hares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Sh
SHARES OF THE CAPITAL STOCK, PAR VALUE FIVE DOLLARS ($5.00) EACH OF
NewBridge Bancorp transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED: Chairman & Chief Executive Officer COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
Executive Vice President & Secretary By
AUTHORIZED SIGNATURE
CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000 .00 Number of Shares 123456 DTC 12345678 123456789012345
PO BOX 43004, Providence, RI 02940-3004
Certificate Numbers Num/No . Denom. Total
MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY)1234567890/1234567890 2 2 2 ADD 1 1234567890/1234567890 3 3 3 ADD 2 1234567890/1234567890 4 4 4
ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6
Total Transaction 7

NEWBRIDGE BANCORP This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between NewBridge Bancorp (formerly LSB Bancshares, Inc.) (the “Company”) and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.) dated as of February 10, 1998 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, AN ADVERSE PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF
OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID. THE RIGHTS AGREEMENT SHALL EXPIRE ON DECEMBER 31, 2007 AND THE RESTRICTIONS SET FORTH THEREIN AND IN THIS STOCK LEGEND SHALL NO LONGER HAVE ANY FORCE OR EFFECT.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . .
(Cust)(Minor) TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .
(State)
JT TEN — as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ___hereby sell, assign and transfer unto
___ ___
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
___ ___ ___ ___
___ ___Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___ ___Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated: ___20___Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature: ___
Signature: ___Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Printer: This is being provided separately